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                                                                   Exhibit 99.2


By his execution hereof, the undersigned hereby consents to being named as a director of Forrester Research, Inc. in the Registration Statement on Form S-1 as set forth therein.


Date:  9/29/96                               Signature: /s/ George R. Horning
     ----------------------------                      ------------------------
                                                       George R. Hornig